Supplement
Dated December 28, 1999
to the Activa Value Fund
Prospectus
Dated September 1, 1999

Effective January 1, 2000, Wellington Management Company, LLP ("Wellington Management") will replace Ark Asset Management Co., Inc. ("Ark") as the Sub-Adviser of Activa Value Fund. Wellington Management is a Massachusetts limited liability partnership headquartered in Boston, Massachusetts. As of September 30, 1999, the firm had approximately $217 billion in discretionary client accounts under management. Activa Asset Management LLC ("Activa Management") will continue to serve as the Fund's Investment Adviser. There will be no change in the Fund's investment objectives, policies and restrictions as a result of the change in the Fund's Sub-Adviser.

Doris Dwyer Chu., a Vice President of Wellington Management, will serve as the Fund's portfolio manager and will be responsible for the day-to-day management of the Fund. She will be supported by Wellington Management's team of global industry analysts, along with the firm's specialized fundamental, quantitative, technical and macro economic analysts. Ms. Chu joined Wellington Management in 1998.She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998). She has over fourteen years of investment experience.

As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The annual compensation presently paid by the Investment Adviser to Ark Asset Management Co., Inc. is 0.35% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.45%) are paid if the Fund's assets are less than $200 million.

Under the Investment Advisory Agreement, Activa Management receives a fee from the Fund at the annual rate of 0.55% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.65%) are paid if the Fund's assets are less than $200 million . The Investment Advisory Agreement will not be changed. However, Activa Management has agreed to waive any fees under this agreement which are greater than the total of 0.20% of the Fund's assets, plus the amount paid by Activa Management to the Fund's Sub-Adviser.

During the year ended December 31, 1998, the compensation paid by the Fund to Activa Management for serving as Investment Adviser amounted to 0.64% of the Fund's average daily net assets. If the new Sub-Advisory Agreement with Wellington Management had been in effect (together with the Investment Adviser's waiver policy) the compensation paid by the Fund would have amounted to 0.50% of the Fund's average daily net assets.


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Supplement
Dated December 28, 1999
to the Activa Value Fund
Statement of Additional Information
Dated September 1, 1999

Effective January 1, 2000, Wellington Management Company, LLP ("Wellington Management") will replace Ark Asset Management Co., Inc. ("Ark") as the Sub-Adviser of Activa Value Fund. Wellington Management is a Massachusetts limited liability partnership headquartered in Boston, Massachusetts. As of September 30, 1999, the firm had approximately $217 billion in discretionary client accounts under management. Activa Asset Management LLC ("Activa Management") will continue to serve as the Fund's Investment Adviser. There will be no change in the Fund's investment objectives, policies and restrictions as a result of the change in the Fund's Sub-Adviser.

Doris Dwyer Chu., a Vice President of Wellington Management, will serve as the Fund's portfolio manager and will be responsible for the day-to-day management of the Fund. She will be supported by Wellington Management's team of global industry analysts, along with the firm's specialized fundamental, quantitative, technical and macro economic analysts. Ms. Chu joined Wellington Management in 1998.She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998). She has over fourteen years of investment experience.

As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The annual compensation presently paid by the Investment Adviser to Ark Asset Management Co., Inc. is 0.35% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.45%) are paid if the Fund's assets are less than $200 million.

Under the Investment Advisory Agreement, Activa Management receives a fee from the Fund at the annual rate of 0.55% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.65%) are paid if the Fund's assets are less than $200 million . The Investment Advisory Agreement will not be changed. However, Activa Management has agreed to waive any fees under this agreement which are greater than the total of 0.20% of the Fund's assets, plus the amount paid by Activa Management to the Fund's Sub-Adviser.

During the year ended December 31, 1998, the compensation paid by the Fund to Activa Management for serving as Investment Adviser amounted to 0.64% of the Fund's average daily net assets. If the new Sub-Advisory Agreement with Wellington Management had been in effect (together with the Investment Adviser's waiver policy) the compensation paid by the Fund would have amounted to 0.50% of the Fund's average daily net assets.